Exhibit 99.1

Black Rifle Coffee Announces Executive Leadership Transitions

Reaffirms 2023 Full-Year Financial Guidance

Provides Additional Detail on Strong Second Quarter 2023 Expected Financial Results

SALT LAKE CITY – (BUSINESS WIRE) – Black Rifle Coffee (NYSE: BRCC) (“BRCC” or the “Company”), a rapidly growing and mission-driven premium coffee company founded to support veterans, active-duty military, and first responders and serve a broad customer base by connecting consumers with great coffee and a unique brand experience, today announced changes to its management team to strengthen its ability to drive profitable growth and serve customers. The Company is also reaffirming 2023 full-year financial guidance previously provided on May 11, 2023.

As of today, Chief Marketing Officer, Chris Mondzelewski, has assumed the newly established role of president of Black Rifle Coffee. In this role, Mr. Mondzelewski will take on the responsibility of overseeing BRCC’s day-to-day operations, alongside his current duties as chief marketing officer. Mr. Mondzelewski joined BRCC in May following a nearly 12-year tenure at Mars, where he most recently led growth initiatives for the Global Petcare business as chief growth officer. Additionally, Mr. Mondzelewski will assume many of Chief Operating Officer Toby Johnson’s responsibilities, as she is departing the Company to pursue other opportunities after building the foundation for BRCC’s entry into the FDM channel with bagged coffee and scaling the RTD coffee business in convenience stores.

The Company also announced today that, effective August 13, 2023, Greg Iverson will step down from his role as chief financial officer and return to the education sector. Mark Weinsten, an experienced financial executive will serve as the Company’s interim CFO. Mr. Weinsten has been working closely with BRCC’s management team on various operational and productivity initiatives since February 2023 and his financial expertise, familiarity with BRCC’s operations, and experience serving in interim roles, including as CFO, position him to lead BRCC’s finance team during this interim period. The Company is conducting a search for a permanent CFO.

“I want to thank Greg and Toby for the positive impact they have had on Black Rifle as we have transitioned from the private to public markets. The continued evolution of our management team and organizational structure will further leverage the strengths and expertise of the exceptional leaders we have within the organization, drive enhanced cohesion across our operations and create better opportunity for future growth,” commented Founder and Co-CEO Evan Hafer.

Co-CEO Tom Davin commented, “Chris joined BRCC earlier this year and quickly made a positive impact on the Company. His appointment as president is recognition that his deep business and strategic expertise extends well beyond marketing, which is why we are expanding his scope to leverage his business development and operational capabilities. Our business continued to perform well in Q2, and I look forward to working alongside Chris and Mark and the rest of our Board and leadership team as we continue to capitalize on our strong brand momentum to drive industry leading growth in both revenue and profitability.”

Financial Outlook

BRC Inc. provides guidance based on current market conditions and expectations for revenue, gross margin and Adjusted EBITDA, which is a non-GAAP financial measure.

For the full-year fiscal 2023, the Company reaffirms:

•	Net revenue of $400-$440 million

•	Gross Margin Target of 36% – 37.5%

•	$5M – $20M of Adjusted EBITDA

For the quarter ending June 30, 2023, the Company expects:

•	Net revenue of approximately $91 million

•	Adjusted EBITDA approaching break-even

The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

We are presenting expected net revenue and Adjusted EBITDA based on preliminary unaudited information for the quarter ending June 30, 2023, and these expected results remain subject to revision. The financial measures have been prepared by, and are the responsibility of, management of the Company. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the estimated net revenue and Adjusted EBITDA provided above. Accordingly, as quarter-end closing and review processes are completed, actual results could differ from these preliminary estimated results.

We have not reconciled forward-looking Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss), because we cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliations, including market-related assumptions that are not within our control, or others that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net loss. See “Non-GAAP Financial Measures” for additional important information regarding Adjusted EBITDA.

About Chris Mondzelewski

Chris Mondzelewski brings over 20 years of consumer marketing, business, and leadership experience, most recently serving as the chief growth officer of Mars’ Global Petcare business. Throughout his almost 12-year tenure at Mars, he consistently grew his responsibilities, holding multiple marketing and business development leadership roles in which he led transformative growth and operational improvement strategies across numerous brands. Prior to joining Mars, he held marketing roles at Kraft Foods, where he launched several successful campaigns, including the most successful innovation & campaign in recent Kraft Cheese history. Before his business career, Mondzelewski was a Marine for five years, deploying in support of Operation Desert Freedom.

About Mark Weinsten

Mark Weinsten is a managing director with Berkeley Research Group and a member of the Corporate Finance leadership team. Mr. Weinsten specializes in serving in interim executive positions in the consumer industry, including roles as chief executive officer and chief financial officer, and has served in C-level and interim C-level interim roles at over eight different companies over the last ten years, including American Apparel, Z Gallerie, and Manischewitz.

Before joining Berkeley Research Group, Weinsten was a senior managing director with FTI Consulting where he led the firm’s Private Capital initiative and was part of the leadership team for the Consumer Products and Retail and the Business Improvement & Growth practice. Weinsten earned a BS in managerial economics from Carnegie Mellon University and an MBA from the Wharton School of the University of Pennsylvania.

About Black Rifle Coffee Company

Black Rifle Coffee Company (BRCC) is a Veteran-founded coffee company serving premium coffee to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle develops their explosive roast profiles with the same mission focus they learned while serving in the military. BRCC is committed to supporting Veterans, active-duty military, first responders and the American way of life. To learn more about BRCC, visit www.blackriflecoffee.com, follow BRCC on social media, or subscribe to Coffee or Die Magazine’s daily newsletter at https://coffeeordie.com/presscheck-signup.

Forward-Looking Statements

This press release contains forward-looking statements about BRC Inc. and its industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statement’s regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s financial condition, liquidity, prospects, growth, strategies, future market conditions, developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that may cause such forward-looking statements to differ from actual results include, but are not limited to: competition and our ability to grow and manage growth sustainably and retain our key employees; failure to achieve profitability; negative publicity affecting our brand and reputation, or the reputation of key employees, which may adversely affect our operating results; failure by us to maintain our message as a supportive member of the veteran and military communities and any other factors which may negatively affect the perception of our brand; our limited operating history, which may make it difficult to successfully execute our strategic initiatives and accurately evaluate future risks and challenges; failed marketing campaigns, which may cause us to incur costs without attracting new customers or realizing higher revenue; failure to attract new customers or retain existing customers; risks related to the use of social media platforms, including dependence on third-party platforms; failure to provide high-quality customer experience to retail partners and end users, including as a result of production defaults, or issues, including due to failures by one or more of our co-manufacturers, affecting the quality of our products, which may adversely affect our brand; decrease in success of the direct to consumer revenue channel; loss of one or more co-manufacturers, or delays, quality, or other production issues, including labor-related production issues at any of our co-manufacturers; failure to effectively manage or distribute our products through our wholesale business partners; failure by third parties involved in the supply chain of coffee, store supplies or merchandise to produce or deliver products, including as a result of ongoing supply chain disruptions, or our failure to effectively manage such third parties; changes in the market for high-quality coffee beans and other commodities; fluctuations in costs and availability of real estate, labor, raw materials, equipment, transportation or shipping; loss of confidential data from customers and employees, which may subject us to litigation, liability or reputational damage; failure to successfully compete with other producers and retailers of coffee; failure to successfully open new Black Rifle Coffee Outposts, including failure to timely proceed through permitting and other development processes, or the failure of any new or existing Outposts to generate sufficient sales; failure to properly manage our rapid growth and relationships with various business partners; failure to protect against software or hardware vulnerabilities; failure to build brand recognition using our intellectual properties or otherwise; shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes; failure to adequately maintain food safety or quality and comply with food safety regulations; failure to successfully integrate into new domestic and international markets; risks related to leasing space subject to long-term non-cancelable leases and with respect to real property; failure of our franchise partners to successfully manage their franchises; failure to raise additional capital to develop the business; risks related to supply chain disruptions; risks related to unionization of employees; failure to comply with federal state and local laws and regulations; inability to maintain the listing of our Class A Common Stock on the New York Stock Exchange; and other risks and uncertainties indicated in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2023 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this press release and the Company’s current beliefs and expectations concerning future developments and their effects on the Company. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not place undue reliance on these forward-looking statements as predications of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this press release, the Company cannot guarantee that the future results, growth, performance or events or circumstances reflected in these forward-looking statements will be achieved or occur at all. These forward-looking statements speak only as of the date of this press release. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Non-GAAP Financial Measures

To evaluate the performance of our business, we rely on both our results of operations recorded in accordance with generally accepted accounting principles in the United States (“GAAP”) and certain non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is not defined or calculated under principles, standards or rules that comprise GAAP. Accordingly, Adjusted EBITDA should not be viewed as a substitute for performance measures derived in accordance with GAAP or as a substitute for a measure of liquidity. Our definition of Adjusted EBITDA described below is specific to our business and you should not assume that it is comparable to similarly titled financial measures of other companies. We define EBITDA as net income (loss) before interest, state income taxes, depreciation and amortization expense. We define Adjusted EBITDA as EBITDA excluding non-cash fair value adjustments relating to the remeasurement of earn-out and derivative liabilities upon vesting events and the remeasurement of a warrant liability upon redemption of warrants, and as further adjusted for equity-based compensation, system implementation costs, transaction expenses, executive recruiting, severance, relocation and sign-on bonus, write-off of site development costs, strategic initiative related costs, non-routine legal expenses, RTD start-up production issue, and contract termination costs. When used in conjunction with GAAP financial measures, we believe that Adjusted EBITDA is a useful supplemental measure of operating performance because this measure facilitates comparisons of historical performance by excluding non-cash items such as equity-based payments and other amounts not directly attributable to our primary operations, such as the impact of system implementation, acquisitions, disposals, executive searches, executive severance, non-routine investigations, litigation and settlements. Adjusted EBITDA is also a key metric used internally by our management to evaluate performance and develop internal budgets and forecasts. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP and may not provide a complete understanding of our operating results as a whole. Some of these limitations are (i) Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs, (ii) Adjusted EBITDA does not reflect our interest expense or the cash requirements necessary to service interest or principal payments on our debt, (iii) Adjusted EBITDA does not reflect our tax expense or the cash requirements to pay our taxes, (iv) Adjusted EBITDA does not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments, (v) although equity-based compensation expenses are non-cash charges, we rely on equity compensation to compensate and incentivize employees, directors and certain consultants, and we may continue to do so in the future and (vi) although depreciation, amortization and impairments are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements.

Contacts

Investors

Tanner Doss: IR@BlackRifleCoffee.com

ICR for BRCC: BlackrifleIR@icrinc.com

Media

PR for BRCC: press@blackriflecoffee.com